Exhibit 99.1

At Home Group Inc. Announces Expiration of “Go-Shop” Period

PLANO, Texas – June 15, 2021 – At Home Group Inc. (“At Home” or “the Company”) (NYSE: HOME), the home décor superstore, today announced the expiration of the 40-day “go-shop” period under the terms of the previously announced merger agreement, pursuant to which Hellman & Friedman (“H&F”), a premier global private equity firm, will acquire At Home in an all-cash transaction that values At Home at $2.8 billion, including the assumption of debt. The 40-day “go-shop” period expired at 11:59 p.m. Eastern Time on June 14, 2021.

Pursuant to the merger agreement, At Home’s Board of Directors, with the assistance of its exclusive financial advisor, Goldman Sachs & Co. LLC (“Goldman Sachs”), actively and diligently solicited alternative acquisition proposals from potentially interested third parties. In total, 24 third parties, including 17 financial sponsors and 7 potential strategic acquirors were contacted; however, during the “go-shop” period only one of the parties signed a nondisclosure agreement, and none of the parties expressed interest in pursuing a potential transaction involving the Company. In addition, Goldman Sachs received no inbound inquiries from other potentially interested parties during the “go-shop” period.

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired on June 14, 2021. Upon completion of the transaction, At Home will become a privately-held company, and At Home’s shares will no longer trade on The New York Stock Exchange.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor and Fried, Frank, Harris, Shriver & Jacobson LLP as legal counsel to At Home’s Special Committee of the Board of Directors.

About At Home

At Home (NYSE: HOME), the home decor superstore, offers over 50,000 on-trend home products to fit any budget or style, from furniture, mirrors, rugs, art and housewares to tabletop, patio and seasonal decor. At Home is headquartered in Plano, Texas, and currently operates 227 stores in 40 states. For more information, please visit us online at investor.athome.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by an affiliate of Hellman & Friedman LLC. In connection with the proposed Merger, the Company filed a preliminary proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) on June 2, 2021, and will file with the SEC and furnish to its stockholders a definitive proxy statement and other relevant documents. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders of the Company may obtain a free copy of the Proxy Statement, the definitive proxy statement (when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s Web site at http://www.sec.gov. The Proxy Statement, the definitive proxy statement (when it becomes available) and such other documents once filed by the Company with the SEC may also be obtained for free from the Investor Relations section of the Company’s web site (http://investor.athome.com/) or by directing a request to: the Company, 1600 East Plano Parkway, Plano, Texas, 75074, Attention: Investor Relations. Copies of documents filed by the Company with the SEC may also be obtained for free at the SEC’s Web site at http://www.sec.gov.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information about the Company’s executive officers and directors is set forth in the Company’s Annual Report on Form 10-K, which was filed by the Company with the SEC on March 24, 2021, the proxy statement for the Company’s 2021 annual meeting of stockholders, which was filed by the Company with the SEC on May 4, 2021 and the Proxy Statement, which was filed by the Company with the SEC on June 2, 2021. Investors and stockholders of the Company may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the proposed Merger by reading the Proxy Statement and the definitive proxy statement regarding the proposed Merger when it is filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph (including the definitive proxy statement, when available).

Cautionary Statements Regarding Forward-Looking Information

This document contains forward-looking statements made pursuant to and within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate”, “are confident”, “assume”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “look ahead”, “look forward”, “may”, “might”, “on track”, “outlook”, “plan”, “potential”, “predict”, “reaffirm”, “seek”, “should”, “trend”, “will”, or “vision”, or the negative thereof or comparable terminology regarding future events or conditions. The forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond its control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

Forward-looking statements are subject to significant known and unknown risks and uncertainties that may cause actual results, performance or achievements in future periods to differ materially from those assumed, projected or contemplated in the forward-looking statements, including, but not limited to, the following factors: the ongoing global COVID-19 pandemic and related challenges, risks and uncertainties, including historical and potential future measures taken by governmental and regulatory authorities (such as requiring store closures), which have significantly disrupted the Company’s business, employees, customers and global supply chain, and for a period of time, adversely impacted its financial condition (including resulting in goodwill impairment) and financial performance, and which disruption and adverse impacts may continue in the future; the recent and ongoing direct and indirect adverse impacts of the global COVID-19 pandemic to the global economy and retail industry; the eventual timing and duration of economic stabilization and recovery from the COVID-19 pandemic, which depends largely on future developments; general economic conditions in the United States and globally, including consumer confidence and spending, and any changes to current favorable macroeconomic trends of strong home sales, nesting and de-urbanization (which were enhanced and accelerated due to COVID-19, and may not continue upon a successful vaccine rollout in significant numbers that impacts consumer behavior); the Company’s indebtedness and its ability to increase future leverage, as well as limitations on future sources of liquidity, including debt covenant compliance; the Company’s ability to implement its growth strategy of opening new stores, which was suspended for fiscal 2021 (with the exception of stores that were at or near completion) and, while ramping significantly, will be limited in the near term; the Company’s ability to effectively obtain, manage and allocate inventory, and satisfy changing consumer preferences; increasing freight and transportation costs (including the adverse effects of international equipment shortages) and increasing commodity prices; the Company’s reliance on third-party vendors for a significant portion of its merchandise, including supply chain disruption matters and international trade regulations (including tariffs) that have, and may continue to, adversely impact many international vendors; the loss or disruption to operating the Company’s distribution network; significant competition in the fragmented home décor industry, including increasing e-commerce; the implementation and execution of the Company’s At Home 2.0 and omnichannel strategies and related investments; natural disasters and other adverse impacts on regions in the United States where the Company has significant operations; the Company’s success in obtaining favorable lease terms and of its sale-leaseback strategy; the Company’s reliance on the continuing growth and utility of its loyalty program; the Company ability to attract, develop and retain employee talent and to manage labor costs; the disproportionate impact of its seasonal sales activity to its overall results; risks related to the loss or disruption of the Company’s information systems and data and its ability to prevent or mitigate breaches of its information security and the compromise of sensitive and confidential data; the Company’s ability to comply with privacy and other laws and regulations, including those associated with entering new markets; and the significant volatility of the trading price of the Company’s common stock; the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed Merger may not be satisfied, such that the proposed Merger will not close or that the closing may be delayed; general economic conditions; the proposed Merger may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the proposed Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. For more details on these and other potential risks and uncertainties, please refer to the Proxy Statement, the definitive proxy statement (when it becomes available) and the other relevant documents that the Company files with the SEC. You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date hereof or the date otherwise specified herein. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise.

Contacts

Investor Relations:

Arvind Bhatia, CFA
972.265.1299
ABhatia@AtHome.com

Bethany Johns
972.265.1326
BJohns@AtHome.com

Additional Investors:

Dan Burch

MacKenzie Partners, Inc.

516.429.2722

Jeanne Carr

MacKenzie Partners, Inc.

917.648.4478

Media:

Carey Marin
214.914.1157
MediaRelations@AtHome.com

Or

Sharon Stern / Adam Pollack / Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449

Home-JF@joelefrank.com

HOME-F